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                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                             Washington, DC 20549

                                   FORM 8-K

                                 CURENT REPORT
    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported) February 19, 2002



                        j2 Global Communications, Inc.
            (Exact name of registrant as specified in its charter)

          Delaware                       0-25965                  51-0371142
(State or other jurisdiction           (Commission              (IRS Employer
      of incorporation                 File Number)          Identification No.)


                             6922 Hollywood Blvd.
                                   Suite 800
                         Los Angeles, California 90028
                   (Address of principal executive offices)

                                (323) 860-9200
             (Registrant's telephone number, including area code)


         (Former name or former address, if changed since last report)



ITEM 5. OTHER EVENTS

On February 19, 2002, j2 Global Communications, Inc., a Delaware corporation ("j2"), announced its financial results for the fiscal quarter and full year ended December 31, 2001. A copy of j2's press release announcing these financial results is attached to this report as Exhibit 99.1 and is incorporate herein by reference.
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The press release filed as an exhibit to this report includes "safe harbor"
language pursuant to the Private Securities Litigation Reform Act of 1995, as amended, indicating that certain statements about j2's business contained in the press release are "forward-looking" rather than "historic." The press release also states that a more thorough discussion of certain factors which may affect j2's operating results is included in j2's Amended Annual Report on Form 10-K/A for the fiscal year ended December 31, 2000 and j2's Quarterly Report on Form 10-Q for the period ended September 30, 2001 which are on file with the Securities and Exchange Commission and available at the Securities and Exchange Commission's website (http://www.sec.gov), and will also be included in j2's Annual Report on Form 10-K for the fiscal year ended December 31, 2001 to be filed with the Securities and Exchange Commission in the near future.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(c) EXHIBITS

The following exhibit is filed as part of this report:

      Exhibit
      Number              Description
      ------              -----------

      99.1                Press Release issued February 19, 2002.


                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                             j2 Global Communications, Inc.
                               (Registrant)


Date: February 20, 2002      By:  /s/ Jeffrey D. Adelman
                                 -----------------------------------------------
                                 Jeffrey D. Adelman
                                 Vice President, General Counsel and Secretary
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                               INDEX TO EXHIBITS

      Exhibit
      Number              Description
      ------              -----------------

      99.1                Press Release issued February 19, 2002.